                                                                    EXHIBIT 99.4

                                FIRST AMENDMENT


          This FIRST AMENDMENT, dated as of April 8, 1997 (this "Amendment"), to
                                                                 ---------
the Amended and Restated Agreement of Limited Partnership, dated as of December 15, 1988 (the "Partnership Agreement"), of Borden Chemicals and Plastics Limited
               ---------------------
Partnership, a Delaware limited partnership (the "Partnership"), is entered into
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by and among BCP Management, Inc., a Delaware corporation, as general partner of the Partnership, and those Persons listed in the books and records of the Partnership as limited partners of the Partnership.

                              W I T N E S S E T H:
                              - - - - - - - - - -

          WHEREAS, the Partnership is a limited partnership formed pursuant to the provisions of the Delaware Revised Uniform Limited Partnership Act, 6 Del.
                                                                          ----
C. (S) 17-101, et seq., as amended (the "Act"), and the Partnership Agreement;
--             -- ----                   ---

          WHEREAS, pursuant to Section 4.4 of the Partnership Agreement, the General Partner is authorized to cause the Partnership to issue any type of equity security the Partnership may lawfully issue for any Partnership purpose, at any time or from time to time, to the Partners or to other Persons for such consideration and on such terms and conditions as shall be established by the General Partner in its sole discretion, all without the approval of any Limited Partners;

          WHEREAS, pursuant to Sections 4.4(b) and 15.1 of the Partnership Agreement, the General Partner may, without the approval of the Limited Partners, amend the Partnership Agreement in any manner which it deems appropriate or necessary to provide for each such issuance;

          WHEREAS, the Board of Directors of the General Partner has determined that it is fair and reasonable and in the best interests of the Partnership and the holders of its Units that the Partnership enter into a Rights Agreement, substantially in the form of Exhibit A to this Amendment (the "Rights
                                                               ------
Agreement"), providing for, inter alia, the issuance of rights to purchase Units
                            ----- ----
of the Partnership;

          WHEREAS, the Rights Agreement and the issuance of rights to purchase Units thereunder have received the Special Approval of the Board of Directors of the general partner; and

          WHEREAS, the parties hereto wish to amend the Partnership Agreement to provide for the creation and issuance of rights to purchase Units and to reflect the provisions of the Rights Agreement.

          NOW, THEREFORE, in consideration of the covenants, conditions and agreements contained herein, and other good, sufficient and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, the parties hereto hereby amend the Partnership Agreement as follows:
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                                                                               2

          1.  Defined Terms.  Capitalized terms used but not defined herein
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shall have the meanings given to them in the Partnership Agreement

          2.   Amendments to the Partnership Agreement.  The Partnership
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Agreement is hereby amended by inserting after Article XVII thereof a new
Article XVIII to read in its entirety as follows:

                                 "Article XVIII

              Special Matters Concerning Rights to Purchase Units

          SECTION 18.1 Designation of Rights. At the direction of the General Partner, the Partnership shall issue a series of securities designated the "Rights to Purchase Units" (the "Rights"), each of which shall initially
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     represent the right to purchase one Common Unit of the Partnership upon the terms and subject to the conditions set forth in such Rights and in the Rights Agreement, dated as of April 8, 1997, between the Partnership and the Rights Agent named therein (the "Rights Agreement"), which is attached
                                          ----------------
     hereto as Exhibit A. The precise number of Rights so designated shall be determined pursuant to the terms of the Rights Agreement.

          SECTION 18.2 Issuance of Rights; Terms and Conditions of Rights; Rights Agreement. The Rights shall be issued by the Partnership in accordance with the Rights Agreement, and the terms and conditions of the Rights, including, without limitation, those relating to (i) the distribution of the Rights, (ii) the exercise of the Rights and the prices (and any adjustments thereto) at which the Rights may be exercised, (iii) the number of Units or other securities or property (and any adjustments thereto) to be received upon exercise of the Rights, (iv) the transfer, redemption or exchange of the Rights, (v) the certification of the Rights,
     (vi) the termination of the Rights, and (vii) the rights and obligations of a holder of Rights, in each case shall be as set forth in the Rights Agreement, which is hereby incorporated by reference in its entirety into this Agreement.

          SECTION 18.3 Issuance of Units and Other Securities or Property. The Partnership shall at all times reserve and keep available out of its authorized but unissued Units, solely for the purpose of permitting the exercise of all of the outstanding Rights from time to time, the full number of Common Units which would then be issuable upon exercise of all of the outstanding Rights, and the Partnership shall issue or cause to be issued to the holders of the Rights such Common Units and other securities and/or property to be received by such holders upon the exercise of the Rights pursuant to the terms of the Rights Agreement."

          3.   No Other Amendments; Confirmation.  Except as expressly amended,
               ---------------------------------
modified and supplemented hereby, the provisions of the Partnership Agreement are and shall remain in full force and effect.
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          4.  Governing Law.  THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF
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THE PARTIES TO THE PARTNERSHIP AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND
INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF DELAWARE, WITHOUT
REGARD TO PRINCIPLES OF CONFLICT OF LAWS.

          5.   Binding Effect.  The covenants and agreements contained herein
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shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, executors, administrators, successors, legal representatives and permitted assigns.


          IN WITNESS WHEREOF, the General Partner has caused this Amendment to be duly executed and delivered by one of its proper and duly authorized officers as of the day and year first above written.

                                        BCP MANAGEMENT, INC.


                                        By: /s/ James O. Stevning
                                            ---------------------------
                                            Name: James O. Stevning
                                            Title: Chief Financial Officer


                                        LIMITED PARTNERS:

                                             All Limited Partners now and
                                             hereafter admitted as limited
                                             partners of the Partnership,
                                             pursuant to Powers of Attorney and
                                             authorizations now and hereafter
                                             executed in favor of, and granted
                                             and delivered to, the General
                                             Partner:

                                             By:  BCP Management, Inc.

                                             By: /s/ James O. Stevning
                                                 ------------------------
                                                 Name: James O. Stevning
                                                 Title: Chief Financial Officer
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                                                                       Exhibit A


                                Rights Agreement


                      (as found in Exhibit 4 of Form 8-A
                     and in Exhibit 99.4 of Form 8-K, and
                       incorporated by reference herein)